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                                                                   EXHIBIT 10.6


                                 PROMISSORY NOTE


$500,000                                                            June 1, 1998


             FOR VALUE RECEIVED, the undersigned, Ixia Communications, a California corporation, promises to pay to the order of Jean-Claude Asscher, an individual residing in France, by wire transfer to such account as the holder may designate or, at the option of the holder, by check at such place as the holder may designate, the principal sum of $500,000, without interest thereon.

             The principal sum of this Note shall be due and payable in full on the earlier to occur of (i) demand by the holder or (ii) December 31, 1999.

             In the event that (i) any sum owing hereunder is not paid as agreed, (ii) a petition or application for a receiver or for any form of relief under any provision of the Bankruptcy Code (Title 11, U.S.C.) or any law pertaining to the reorganization, insolvency or readjustment of debts is filed by or against the undersigned, or its assets or affairs or (iii) the undersigned makes an assignment for the benefit of creditors, admits in writing an inability to pay debts as they become due or is adjudicated a bankrupt or insolvent, then all obligations hereunder shall become immediately due and payable without presentment for payment, diligence, grace, exhibition of this Note, protest, dishonor, demand or notice of any kind, all of which are hereby expressly waived by the undersigned.

             Upon the default of the undersigned under this Note, the holder hereof will have full recourse against the undersigned.

             The undersigned hereby: (i) agrees to pay the holder hereof, upon demand, any and all costs, expenses and fees, including reasonable attorneys' fees incurred before or after suit is commenced, in enforcing payment hereof, and, in the event suit is brought to enforce payment hereof, that such costs, expenses and fees shall be determined by a court sitting without a jury; (ii) waives all counterclaims and setoffs, and any and all applicable exemption, valuation and appraisal rights; (iii) agrees to any and all extensions and renewals hereof, from time to time, without notice; and (iv) expressly agrees that the acceptance by the holder of this Note of any performance which does not strictly comply with the terms of this Note shall not be deemed to be a waiver of any rights of the holder.

             This Note may be transferred or assigned at the option of the holder hereof.

             The interpretation, construction and enforcement of this Note shall be governed by the laws of the State of California.


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             IN WITNESS WHEREOF, the undersigned has duly executed this Note as of the date written above.

                                       IXIA COMMUNICATIONS

                                       By:    /s/ Errol Ginsberg
                                          ------------------------------------
                                            Errol Ginsberg, President


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